                                   FORM 8-K
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of l934

Date of Report (Date of earliest event reported)     September 10, 1998
                                                --------------------------------

--------------------------------------------------------------------------------

         FCC National Bank on Behalf of First Chicago Master Trust II
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charters)


  United States of America               0-16337                 51-0269396
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission              (IRS Employer
     of incorporation)                File Numbers)          Identification No.)


One Gateway Center, 300 King Street, Wilmington, Delaware            19801
--------------------------------------------------------------------------------
         (Address of principal executive office)                  (Zip Code)


Registrant's telephone number, including area code:   302-656-5020

                                    1 of 84
                            Exhibit Index on Page 5

Item 5.   Other Events.
------

Effective for the June 1998 Due Period, FCC National Bank (the "Bank") will transfer amounts collected on recoveries of charged off Accounts to First Chicago Master Trust II (the "Trust"). Any recoveries so transferred will generally be treated as collections of Finance Charge Receivables. Amounts treated as recoveries will be included in collections for the July 1998 Distribution Date. Recoveries are generated only from collections received on Defaulted Receivables which were charged off while included in the assets of the Trust. The information contained in Exhibit 28 hereto reflects the addition of the amounts of such recoveries.

The Registrant's hereby incorporates by reference the information contained in
Exhibit 28 hereto in response to this Item 5.

Item 7.   Financial Statements and Exhibits.
-------

(c) Exhibits
       28A.  Monthly Servicer's Certificate -
             Floating Rate Asset Backed Certificates Series
             1993-F, Floating Rate Credit Card Certificates
             Series 1993-H, Floating Rate Asset Backed
             Certificates Series 1994-J, Floating Rate
             Credit Card Certificates Series 1994-K, 7.15%
             Credit Card Certificates Series 1994-L, Floating Rate
             Credit Card Certificates Series 1995-M, Floating Rate
             Credit Card Certificates Series 1995-N, Floating Rate
             Credit Card Certificates Series 1995-O, Floating Rate
             Credit Card Certificates Series 1995-P, Floating
             Rate Asset Backed Certificates Series 1996-Q, Floating
             Rate Asset Backed Certificates Series 1996-R,
             Floating Rate Asset Backed Certificates Series 1996-S, Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U.

       28B.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1993-F.

       28C.  Certificateholder's Payment Date Statement -
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1993-H.

       28D.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset
             Backed Certificates Series 1994-J.

                                    2 of 84

       28E.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1994-K.

       28F.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II 7.15% Credit Card
             Certificates Series 1994-L.

       28G.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M.

       28H.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-N.

       28I.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O.

       28J.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P.

       28K.  Certificateholder's Payment Date Statement-
             First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q.

       28L. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-R.

       28M. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S.

       28N. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-T

       28O. Certificateholder's Payment Date Statement-First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

                                    3 of 84

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             FCC NATIONAL BANK
                             ----------------------------------


Date: September 10, 1998  By  /s/  Sharon A. Renchof
                             --------------------------------
                             Title: Assistant Secretary


                                    4 of 84

                               INDEX TO EXHIBITS


Exhibit                 Description of
Number                      Exhibit
-------                 --------------
  28A.          Monthly Servicer's Certificate -
                  First Chicago Master Trust II Floating
                  Rate Asset Backed Certificates Series 1993-F,
                  Floating Rate Credit Card Certificates
                  Series 1993-H, Floating Rate Asset Backed
                  Certificates Series 1994-J, Floating Rate
                  Credit Card Certificates Series 1994-K, 7.15%
                  Credit Card Certificates Series 1994-L,
                  Floating Rate Credit Card Certificates Series
                  1995-M, Floating Rate Credit Card
                  Certificates Series 1995-N, Floating Rate
                  Credit Card Certificates Series 1995-O,
                  Floating Rate Credit Card Certificates
                  Series 1995-P, Floating Rate Asset
                  Backed Certificates Series 1996-Q, Floating
                  Rate Asset Backed Certificates Series
                  1996-R, Floating Rate Asset Backed
                  Certificates Series 1996-S,
                  Floating Rate Asset Backed Certificates Series 1997-T and Floating Rate Asset Backed Certificates Series 1997-U

  28B.          Certificateholder's Payment Date
                  Statement - First Chicago Master
                  Trust II Floating Rate Asset Backed
                  Certificates Series 1993-F.

                                    5 of 84

  28C.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1993-H.

  28D.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1994-J.

  28E.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1994-K.

  28F.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II 7.15% Credit Card
           Certificates Series 1994-L.

  28G.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-M.

  28H.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-N.

  28I.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-O.

  28J.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Credit Card
           Certificates Series 1995-P.

  28K.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-Q.

  28L.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-R.

  28M.   Certificateholder's Payment Date
           Statement - First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1996-S.

  28N.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-T

  28O.   Certificateholder's Payment Date
           Statement-First Chicago Master
           Trust II Floating Rate Asset Backed
           Certificates Series 1997-U


                                    6 of 84

                                                                     EXHIBIT 28A

                        MONTHLY SERVICER'S CERTIFICATE

                               FCC National Bank

          ----------------------------------------------------------

                         First Chicago Master Trust II
                               September 4, 1998

          ----------------------------------------------------------


The undersigned, duly authorized representatives of FCC National Bank ("FCCNB"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of June 1, 1990, as amended and supplemented, (the "Pooling and Servicing Agreement") by and between FCCNB, as Seller and Servicer and Norwest Bank Minnesota, National Association, as Trustee, does hereby certify as follows:

     1. Capitalized terms used in this Certificate have their respective meanings set forth in the Pooling and Servicing Agreement.

     2. FCCNB is as of the date hereof the Seller and the Servicer under the Pooling and Servicing Agreement.

     3.   The undersigned are Servicing Officers.

     4.   The aggregate amount of Collections processed
          for the Due Period for this Distribution Date
          was equal to......................................  $4,121,195,243.54

     5.   (a)  The aggregate amount of such Collections
          allocated to Principal Receivables for the Due
          Period for this Distribution Date was equal to....  $3,887,175,876.90

          (b)  The aggregate amount of such Collections
          allocated to Finance Charge Receivables for
          the Due Period for this Distribution Date was
          equal to..........................................    $234,019,366.64

     6.   (a)  The aggregate Interchange Amount (which
          will be included as Finance Charge Receivables
          for all Series) for this Distribution Date was
          equal to..........................................     $52,544,556.24

          (b)  The aggregate Net Recoveries Amount (which
          will be included as Finance Charge Receivables
          for all Series) for this Distribution Date was
          equal to..........................................      $9,287,073.61

     7.   The Invested Percentage of Collections allocated to
          Principal Receivables for the Due Period was equal to for:

               Series 1993 - F  ............................         4.617%
               Series 1993 - H  ............................         4.617%
               Series 1994 - J  ............................         3.298%
               Series 1994 - K  ............................         3.298%
               Series 1994 - L  ............................         3.298%
               Series 1995 - M  ............................         3.769%
               Series 1995 - N  ............................         3.769%
               Series 1995 - O  ............................         3.769%
               Series 1995 - P  ............................         3.769%
               Series 1996 - Q  ............................         6.784%
               Series 1996 - R  ............................         3.015%
               Series 1996 - S  ............................         5.277%
               Series 1997 - T  ............................         4.523%
               Series 1997 - U  ............................         3.015%

                                    7 of 84

8. The Invested Percentage of Collections allocated to Finance Charge Receivables for the Due Period was equal to for:

          Series 1993 - F.............................................    1.539%
          Series 1993 - H.............................................    2.309%
          Series 1994 - J.............................................    3.298%
          Series 1994 - K.............................................    3.298%
          Series 1994 - L.............................................    3.298%
          Series 1995 - M.............................................    3.769%
          Series 1995 - N.............................................    3.769%
          Series 1995 - O.............................................    3.769%
          Series 1995 - P.............................................    3.769%
          Series 1996 - Q.............................................    6.784%
          Series 1996 - R.............................................    3.015%
          Series 1996 - S.............................................    5.277%
          Series 1997 - T.............................................    4.523%
          Series 1997 - U.............................................    3.015%

9. The Invested Percentage with respect to the Investor Default Amount for the Due Period was equal to for:

          Series 1993 - F.............................................    1.539%
          Series 1993 - H.............................................    2.309%
          Series 1994 - J.............................................    3.298%
          Series 1994 - K.............................................    3.298%
          Series 1994 - L.............................................    3.298%
          Series 1995 - M.............................................    3.769%
          Series 1995 - N.............................................    3.769%
          Series 1995 - O.............................................    3.769%
          Series 1995 - P.............................................    3.769%
          Series 1996 - Q.............................................    6.784%
          Series 1996 - R.............................................    3.015%
          Series 1996 - S.............................................    5.277%
          Series 1997 - T.............................................    4.523%
          Series 1997 - U.............................................    3.015%

10. The aggregate amount of drawings or payments, if any, under the Enhancement, if any, required to be made on the next succeeding Distribution Date is equal to for:

          Series 1993 - F.............................................     $0.00
          Series 1993 - H.............................................     $0.00
          Series 1994 - J.............................................     $0.00
          Series 1994 - K.............................................     $0.00
          Series 1994 - L.............................................     $0.00
          Series 1995 - M.............................................     $0.00
          Series 1995 - N.............................................     $0.00
          Series 1995 - O.............................................     $0.00
          Series 1995 - P.............................................     $0.00
          Series 1996 - Q.............................................     $0.00
          Series 1996 - R.............................................     $0.00
          Series 1996 - S.............................................     $0.00
          Series 1997 - T.............................................     $0.00
          Series 1997 - U.............................................     $0.00

                                    8 of 84

11. The amount of interest due on the Cash Collateral Account loan, if applicable, required to be paid on the next Distribution Date is equal to for:

          Series 1993 - F........................................      $7,826.39
          Series 1993 - H........................................     $16,566.50
          Series 1994 - J........................................     $23,257.89
          Series 1994 - K........................................     $25,474.73
          Series 1994 - L........................................     $17,468.27
          Series 1995 - M........................................          $0.00
          Series 1995 - N........................................          $0.00
          Series 1995 - O........................................          $0.00
          Series 1995 - P........................................          $0.00
          Series 1996 - Q........................................          $0.00
          Series 1996 - R........................................          $0.00
          Series 1996 - S........................................          $0.00
          Series 1997 - T........................................          $0.00
          Series 1997 - U........................................          $0.00

12. The amount of Monthly Servicing Fee required to be paid on the next succeeding Distribution Date is equal to for:

          Series 1993 - F........................................    $408,333.33
          Series 1993 - H........................................    $583,333.33
          Series 1994 - J........................................    $833,333.33
          Series 1994 - K........................................    $833,333.33
          Series 1994 - L........................................    $833,333.33
          Series 1995 - M........................................    $952,380.95
          Series 1995 - N........................................    $952,380.95
          Series 1995 - O........................................    $952,380.95
          Series 1995 - P........................................    $952,380.95
          Series 1996 - Q........................................  $1,714,285.71
          Series 1996 - R........................................    $761,904.77
          Series 1996 - S........................................  $1,333,333.34
          Series 1997 - T........................................  $1,142,857.14
          Series 1997 - U........................................    $761,904.77

13. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of interest is equal to for:

          Series 1993 - F........................................  $1,113,680.56
          Series 1993 - H........................................  $1,642,326.39
          Series 1994 - J........................................  $2,354,236.11
          Series 1994 - K........................................  $2,341,145.83
          Series 1994 - L........................................  $2,979,166.67
          Series 1995 - M........................................  $2,716,347.14
          Series 1995 - N........................................  $2,681,639.21
          Series 1995 - O........................................  $2,718,119.36
          Series 1995 - P........................................  $2,692,456.66
          Series 1996 - Q........................................  $4,806,754.14
          Series 1996 - R........................................  $2,117,644.45
          Series 1996 - S........................................  $3,749,424.82
          Series 1997 - T........................................  $3,178,955.14
          Series 1997 - U........................................  $2,136,335.18

                                    9 of 84

14. The aggregate amount payable to Investor Certificateholders on the succeeding Distribution Date in respect of principal is equal to for:

          Series 1993 - F....................................     $58,333,333.33
          Series 1993 - H....................................     $58,333,333.33
          Series 1994 - J....................................              $0.00
          Series 1994 - K....................................              $0.00
          Series 1994 - L....................................              $0.00
          Series 1995 - M....................................              $0.00
          Series 1995 - N....................................              $0.00
          Series 1995 - O....................................              $0.00
          Series 1995 - P....................................              $0.00
          Series 1996 - Q....................................              $0.00
          Series 1996 - R....................................              $0.00
          Series 1996 - S....................................              $0.00
          Series 1997 - T....................................              $0.00
          Series 1997 - U....................................              $0.00

15.  The excess, if any, of the First Chicago Amount over
     the Aggregate Principal Receivables required to be
     maintained pursuant to the Agreement....................  $6,546,954,764.49

16.  The First Chicago Amount for the Due Period divided
     by Aggregate Principal Receivables for the Due Period...            48.569%

17.  The Minimum First Chicago Interest Percentage...........             7.000%

18. Attached hereto is a true and correct copy of the statement required to be delivered by the Servicer on the date of this Certificate to the Trustee in respect of each Series outstanding pursuant to
     Section 5.02(a) of the Agreement, if applicable.

19.  As of the date hereof, to the best knowledge of the
     undersigned, no default in the performance of the
     obligation of the Servicer under the Pooling and
     Servicing Agreement has occurred or is continuing
     except as follows:                                                     NONE

20. As of the date hereof no Liquidation Event has been deemed to have occurred for the Due Period for this Distribution Date with respect to any Series.

21. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than the Lien granted by the Pooling and Servicing Agreement.

22.  During the preceding calendar month, the number of
     newly-originated Accounts was...........................            132,594


     IN WITNESS WHEREOF, the undersigned have duly executed and delivered this certificate the date first set forth above.

                                       FCC National Bank
                                         as Servicer


                                       By: /s/ James A. Harwood
                                           -------------------------------
                                              Servicing Officer


                                       By: /s/ Charlotte Drevant
                                           -------------------------------
                                              Servicing Officer

                                   10 of 84

                                                                     EXHIBIT 28B

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                  -------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1993 - F
                              September 4, 1998

                  -------------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - F Supplement dated as of June 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount.)

   1. The total amount of the distribution to
      Series 1993 - F Certificateholders on the
      Payment Date per $1,000 interest..............................     $84.924

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the  Series 1993 - F Certificates,
      per $1,000 interest...........................................     $83.333

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1993 - F Certificates, per $1,000
      interest......................................................      $1.591

                                   11 of 84

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series.................   $502,914,013.94

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the  Series 1993 - F Certificates.......................   $183,714,398.79

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of the Series 1993 - F
      Certificates, per $1,000 interest.......................          $262.449

   d. Excess Principal Collections allocated
      in respect of the Series 1993 - F Certificates,
      if......................................................             $0.00

2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)................$15,161,240,483.49

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1993 - F
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date.......................................   $233,333,333.36

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1993 - F Certificates for the Due
      Period with respect to the current
      Distribution Date.......................................            1.539%

   d. The Invested Percentage with respect to
      Principal Receivables for the Series 1993 - F
      Certificates for the Due Period with respect
      to the current Distribution Date........................            4.617%

   e. The Pre-Allocated Invested Amount for
      the Due period with respect to the
      current Distribution Date...............................             $0.00

                                   12 of 84

3. Delinquent Balances.

   The aggregate amount of outstanding
   balances in the Accounts which were 30
   or more days delinquent as of the end of
   the Due Period for the current Distribution
   Date........................................................  $739,234,041.79

4. Investor Default Amount.

   The aggregate amount of all Defaulted
   Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - F
   Certificates (the "Investor Default Amount").

a. Investor Default Amount.....................................    $1,584,604.15

b. Recoveries..................................................      $142,929.20

c. Net Default Receivables.....................................    $1,441,674.95

5. Investor Charge-offs.

a. The amount of the Investor Charge-Offs
   per $1,000 interest after reimbursement
   of any such Investor Charge-Offs for the
   Due Period with respect to the current
   Distribution Date...........................................            $0.00

b. The amount attributable to Investor Charge-Offs,
   if any, by which the principal balance of
   the  Series 1993 - F Certificates exceeds
   the Invested Amount as of the end of the
   day on the Record Date with respect
   to the current Distribution Date............................            $0.00

6. Monthly Servicing Fee.

a. The amount of the Monthly Servicing Fee
   payable from Available Funds by the
   Trust to the Servicer with respect to
   the current Distribution Date...............................       $97,222.22

b. The amount of the Interchange Monthly
   Servicing Fee payable to the Servicer
   with respect to the current Distribution
   Date........................................................      $311,111.11

7. Available Cash Collateral Amount.

a. The amount, if any, withdrawn
   from the Cash Collateral Account
   for the current Distribution Date
   (the "Withdrawal Amount")...................................            $0.00

                                   13 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period....................................................  $30,333,333.34

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1993 - F
      Certificates as of such Due Period........................         13.000%

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount). The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by
      multiplying the original denomination of the
      holder's Certificate by the Pool Factor...................    25.00000000%

D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period..............................           $0.00

                                       FCC National Bank,
                                       Servicer


                                       By         /s/ James A. Harwood
                                         ---------------------------------------
                                        Title:        Vice President

                                   14 of 84

                                                                     EXHIBIT 28C


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                     ------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1993 - H
                              September 4, 1998

                     ------------------------------------

          Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1993 - H Supplement dated as of August 01, 1993 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount.)

   1.  The total amount of the distribution to
       Series 1993 - H Certificateholders on the
       Payment Date per $1,000 interest............................      $85.680

   2.  The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Series 1993 - H Certificates,
       per $1,000 interest.........................................      $83.333

   3.  The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1993 - H Certificates, per $1,000
       interest....................................................       $2.346

                                   15 of 84

B.  Information Regarding the Performance of the Trust.

    1.  Collections of Receivables.

    a.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series................  $502,914,013.94

    b.  The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1993 - H Certificates.......................  $185,937,517.97

    c.  The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1993 - H
        Certificates, per $1,000 interest......................         $265.625

    d.  Excess Principal Collections allocated
        in respect of the Series 1993 - H Certificates,
        if any.................................................            $0.00

    2.  Receivables in Trust.

    a.  Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............... 5,161,240,483.49

    b.  The amount of Principal Receivables in
        the Trust represented by the Series 1993 - H
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date......................................  $350,000,000.02

    c.  The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1993 - H Certificates for the Due
        Period with respect to the current
        Distribution Date......................................           2.309%

    d.  The Invested Percentage with respect to
        Principal Receivables for the Series 1993 - H
        Certificates for the Due Period with respect
        to the current Distribution Date.......................           4.617%

    e.  The Pre-Allocated Invested Amount for
        the Due period with respect to the
        current Distribution Date..............................            $0.00

                                   16 of 84

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date....................................................     $739,234,041.79

4.  Investor Default Amount.

    The aggregate amount of all Defaulted
    Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1993 - H
    Certificates (the "Investor Default Amount").

a.  Investor Default Amount.................................       $2,376,906.23

b.  Recoveries..............................................         $214,393.79

c.  Net Default Receivables.................................       $2,162,512.44

5.  Investor Charge-offs.

a.  The amount of the Investor Charge-Offs
    per $1,000 interest after reimbursement
    of any such Investor Charge-Offs for the
    Due Period with respect to the current
    Distribution Date.......................................               $0.00

b.  The amount attributable to Investor Charge-Offs,
    if any, by which the principal balance of
    the Series 1993 - H Certificates exceeds
    the Invested Amount as of the end of the
    day on the Record Date with respect
    to the current Distribution Date........................               $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable from Available Funds by the
    Trust to the Servicer with respect to
    the current Distribution Date...........................         $218,750.00

b.  The amount of the Interchange Monthly
    Servicing Fee payable to the Servicer
    with respect to the current Distribution
    Date                                                             $364,583.33

7.  Available Cash Collateral Amount.

a.  The amount, if any, withdrawn
    from the Cash Collateral Account
    for the current Distribution Date
    (the "Withdrawal Amount")...............................               $0.00

                                   17 of 84

   b. The amount available to be withdrawn from
      the Cash Collateral Account (the "Available
      Cash Collateral Amount") as of the end
      of the day on the current Distribution
      Date, after giving effect to all
      withdrawals, deposits and payments to be
      made in respect of the preceding Due
      Period...................................................   $45,500,000.00

   c. The Available Cash Collateral Amount
      as computed in 7.b. as a percentage of the
      Invested Amount of the Series 1993 - H
      Certificates as of such Due Period.......................          13.000%

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Invested Amount on the last day
      of the month ending on the Record Date
      adjusted for Investor Charge-Offs set forth
      in B.5.a. above and for the distributions
      of principal set forth in A.2 above to the
      Initial Invested Amount). The amount of a
      Certificateholder's pro rata share of the
      Invested Amount can be determined by
      multiplying the original denomination of the
      holder's Certificate by the Pool Factor
                                                                    41.66666667%

D. The Deficit Controlled Amortization Amount

   1. Deficit Controlled Amortization Amount.
      for the preceding Due Period.............................            $0.00


                                      FCC National Bank,
                                      Servicer

                                      By           /s/ James A. Harwood
                                        ----------------------------------------
                                      Title:           Vice President

                                   18 of 84

                                                                     EXHIBIT 28D


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                         FIRST CHICAGO MASTER TRUST II
                                Series 1994 - J
                               September 4, 1998

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National
Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - J Supplement dated as of May 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1. The total amount of the distribution to
        Series 1994 - J Certificateholders on the
        Payment Date per $1,000 interest................................  $4.708

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Series 1994 - J Certificates,
        per $1,000 interest.............................................  $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Series 1994 - J Certificates, per $1,000
        interest........................................................  $4.708

                                   19 of 84

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............     $502,914,013.94

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1994 - J Certificates....................       $9,235,986.93

     c. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of the Series 1994 - J
        Certificates, per $1,000 interest...................             $18.472

     d. Excess Finance Charge Collections allocated
        in respect of the Series 1994 - J Certificates,
        if any..............................................               $0.00

     e. Excess Principal Collections allocated in
        respect of the Series 1994 - J Certificates,
        if any..............................................               $0.00

     2. Receivables in Trust.

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $15,161,240,483.49

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1994 - J
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date...................................     $500,000,000.00

     c. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1994 - J Certificates for the Due
        Period with respect to the current
        Distribution Date...................................              3.298%

     d. The Invested Percentage with respect to
        Principal Receivables for the Series 1994 - J
        Certificates for the Due Period with respect
        to the current Distribution Date....................              3.298%

                                   20 of 84

     3. Delinquent Balances.

        The aggregate amount of outstanding balances
        in the Accounts which were 30 or more days
        delinquent as of the end of the Due Period for
        the current Distribution Date..........................  $739,234,041.79

     4. Investor Default Amount.

        The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - J Certificates
        (the "Investor Default Amount").

     a. Investor Default Amount................................    $3,395,580.32

     b. Recoveries.............................................      $306,276.85

     c. Net Default Receivables................................    $3,089,303.47

     5. Investor Charge-offs.

     a. The amount of the Investor Charge-Offs per $1,000
        interest after reimbursement of any such Investor
        Charge-Offs for the Due Period with respect to
        the current Distribution Date..........................            $0.00

     b. The amount attributable to Investor Charge-Offs,
        if any, by which the principal balance of the
        Series 1994 - J Certificates exceeds the Invested
        Amount as of the end of the day on the Record
        Date with respect to the current Distribution Date.....            $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee payable
        from Available Funds by the Trust to the Servicer
        with respect to the current Distribution Date..........      $312,500.00

     b. The amount of the Interchange Monthly Servicing
        Fee payable to the Servicer with respect to the
        current Distribution Date..............................      $520,833.33

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn from the Cash
        Collateral Account for the current Distribution
        Date (the "Withdrawal Amount").........................            $0.00

                                   21 of 84

     b. The amount available to be withdrawn from the
        Cash Collateral Account (the "Available Cash
        Collateral Amount") as of the end of the day on
        the current Distribution Date, after giving
        effect to all withdrawals, deposits and payments
        to be made in respect of the preceding Due
        Period..................................................  $65,000,000.00

     c. The Available Cash Collateral Amount as computed
        in 7.b. as a percentage of the Invested Amount of
        the Series 1994 - J Certificates as of such Due
        Period..................................................         13.000%

C.   The Pool Factor.

        The Pool Factor (which represents the ratio of
        the Invested Amount on the last day of the month
        ending on the Record Date adjusted for Investor
        Charge-Offs set forth in B.5.a. above and for the
        distributions of principal set forth in A.2 above
        to the Initial Invested Amount). The amount of a
        Certificateholder's pro rata share of the Invested
        Amount can be determined by multiplying the original
        denomination of the holder's Certificate by the
        Pool Factor.............................................   100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period............................           $0.00


                                       FCC National Bank,
                                       Servicer


                                       By /s/ James A. Harwood
                                          -----------------------------
                                       Title: Vice President

                                   22 of 84

                                                                     EXHIBIT 28E



                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK
                  ------------------------------------------
                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - K
                              September 4, 1998
                  ------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - K Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1.  The total amount of the distribution to
       Series 1994 - K Certificateholders on the
       Payment Date per $1,000 interest.............................      $4.682

   2.  The amount of the distribution set forth
       in paragraph 1 above in respect of principal
       on the Series 1994 - K Certificates,
       per $1,000 interest..........................................      $0.000


   3.  The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Series 1994 - K Certificates, per $1,000
       interest.....................................................      $4.682


                                   23 of 84

B. Information Regarding the Performance of the Trust.

   1. Collections of Receivables.

   a. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Investor Certificates of all Series...............     $502,914,013.94

   b. The aggregate amount of Collections of
      Receivables processed for the Due Period
      with respect to the current Distribution
      Date which were allocated in respect of
      the Series 1994 - K Certificates......................       $9,235,986.93

   c. The amount of Collections of Receivables
      processed for the Due Period with respect
      to the current Distribution Date which were
      allocated in respect of the Series 1994 - K
      Certificates, per $1,000 interest.....................             $18.472

   d. Excess Finance Charge Collections allocated
      in respect of the Series 1994 - K Certificates,
      if any................................................               $0.00

   e. Excess Principal Collections allocated in
      respect of the Series 1994 - K Certificates,
      if any................................................               $0.00


   2. Receivables in Trust.

   a. Aggregate Principal Receivables for the
      Due Period with respect to the current
      Distribution Date (which reflects the
      Principal Receivables represented by the
      Exchangeable Seller's Certificate and by
      the Investor Certificates of all Series)..............  $15,161,240,483.49

   b. The amount of Principal Receivables in
      the Trust represented by the Series 1994 - K
      Certificates (the "Invested Amount") for
      the Due Period with respect to the current
      Distribution Date.....................................     $500,000,000.00

   c. The Invested Percentage with respect to
      Finance Charge Receivables (including
      Interchange) and Defaulted Receivables for
      the Series 1994 - K Certificates for the Due
      Period with respect to the current
      Distribution Date.....................................              3.298%

  d. The Invested Percentage with respect to
     Principal Receivables for the Series 1994 - K
     Certificates for the Due Period with respect
     to the current Distribution Date.......................              3.298%

                                   24 of 84

   3.  Delinquent Balances.

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date...................................................   $739,234,041.79

   4.  Investor Default Amount.

       The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - K Certificates
       (the "Investor Default Amount").

   a.  Investor Default Amount................................     $3,395,580.32

   b.  Recoveries.............................................       $306,276.85

   c.  Net Default Receivables................................     $3,089,303.47

   5.  Investor Charge-offs.

   a.  The amount of the Investor Charge-Offs per $1,000
       interest after reimbursement of any such Investor
       Charge-Offs for the Due Period with respect to the
       current Distribution Date..............................             $0.00

   b.  The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994 - K Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date.......................             $0.00

   6.  Monthly Servicing Fee

   a.  The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date..........................       $312,500.00

   b.  The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer with
       respect to the current Distribution Date...............       $520,833.33

   7.  Available Cash Collateral Amount.

   a.  The amount, if any, withdrawn from the
       Cash Collateral Account for the current
       Distribution Date (the "Withdrawal Amount")............             $0.00

                                   25 of 84

   b.  The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period.................................................    $72,500,000.00

   c.  The Available Cash Collateral Amount as
       computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994 - K
       Certificates as of such Due Period.....................           14.500%

C. The Pool Factor.

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions
       of principal set forth in A.2 above to the
       Initial Invested Amount).  The amount of a
       Certificateholder's pro rata share of the
       Invested Amount can be determined by multi-
       plying the original denomination of the
       holder's Certificate by the Pool Factor................     100.00000000%

D. Deficit Controlled Amortization Amount.

   1.  The Deficit Controlled Amortization Amount
       for the preceding Due Period............................            $0.00


                                      FCC National Bank, Servicer


                                      By /s/ James A. Harwood
                                         -----------------------
                                         Title: Vice President

                                   26 of 84

                                                                     EXHIBIT 28F
                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

                  ------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1994 - L
                              September 4, 1998

                  ------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1994 - L Supplement dated as of August 01, 1994 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A. Information Regarding the Current Distribution
   (Stated on the Basis of $1,000 Original Principal Amount).

   1. The total amount of the distribution to
      Series 1994 - L  Certificateholders on the
      Payment Date per $1,000 interest..............................      $5.958

   2. The amount of the distribution set forth
      in paragraph 1 above in respect of
      principal on the  Series 1994 - L  Certificates,
      per $1,000 interest...........................................      $0.000

   3. The amount of the distribution set forth in
      paragraph 1 above in respect of interest on
      the Series 1994 - L Certificates, per $1,000 interest.........      $5.958

                                   27 of 84

B. Information Regarding the Performance of the Trust.

   1.  Collections of Receivables.

   a.  The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Investor Certificates of all Series...............    $502,914,013.94

   b.  The aggregate amount of Collections of
       Receivables processed for the Due Period
       with respect to the current Distribution
       Date which were allocated in respect of
       the Series 1994 - L Certificates......................      $9,235,986.93

   c.  The amount of Collections of Receivables
       processed for the Due Period with respect
       to the current Distribution Date which were
       allocated in respect of the Series 1994 - L
       Certificates, per $1,000 interest.....................            $18.472

   d.  Excess Finance Charge Collections allocated
       in respect of the Series 1994 - L Certificates,
       if any................................................              $0.00

   e.  Excess Principal Collections allocated in
       respect of the Series 1994 - L Certificates,
       if any................................................              $0.00

   2.  Receivables in Trust.

   a.  Aggregate Principal Receivables for the
       Due Period with respect to the current
       Distribution Date (which reflects the
       Principal Receivables represented by the
       Exchangeable Seller's Certificate and by
       the Investor Certificates of all Series).............. $15,161,240,483.49

   b.  The amount of Principal Receivables in
       the Trust represented by the Series 1994 - L
       Certificates (the "Invested Amount") for
       the Due Period with respect to the current
       Distribution Date.....................................    $500,000,000.00

   c.  The Invested Percentage with respect to
       Finance Charge Receivables (including
       Interchange) and Defaulted Receivables for
       the Series 1994 - L Certificates for the Due
       Period with respect to the current
       Distribution Date.....................................             3.298%

   d.  The Invested Percentage with respect to
       Principal Receivables for the Series 1994 - L
       Certificates for the Due Period with respect
       to the current Distribution Date......................             3.298%

                                   28 of 84

   3.  Delinquent Balances.

       The aggregate amount of outstanding
       balances in the Accounts which were 30
       or more days delinquent as of the end of
       the Due Period for the current Distribution
       Date..................................................    $739,234,041.79


   4.  Investor Default Amount.

       The aggregate amount of all Defaulted
       Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1994 - L
       Certificates (the "Investor Default Amount").

   a.  Investor Default Amount...............................      $3,395,580.32

   b.  Recoveries............................................        $306,276.85

   c.  Net Default Receivables...............................      $3,089,303.47

   5.  Investor Charge-offs.

   a.  The amount of the Investor Charge-Offs
       per $1,000 interest after reimbursement
       of any such Investor Charge-Offs for the
       Due Period with respect to the current
       Distribution Date.....................................              $0.00

   b.  The amount attributable to Investor Charge-Offs,
       if any, by which the principal balance of
       the Series 1994 - L  Certificates exceeds
       the Invested Amount as of the end of the
       day on the Record Date with respect
       to the current Distribution Date......................              $0.00

   6.  Monthly Servicing Fee.

   a.  The amount of the Monthly Servicing Fee
       payable from Available Funds by the
       Trust to the Servicer with respect to
       the current Distribution Date.........................        $312,500.00

   b.  The amount of the Interchange Monthly
       Servicing Fee payable to the Servicer
       with respect to the current Distribution
       Date..................................................        $520,833.33

   7.  Available Cash Collateral Amount.

   a.  The amount, if any, withdrawn
       from the Cash Collateral Account
       for the current Distribution Date
       (the "Withdrawal Amount").............................              $0.00

                                   29 of 84

   b.  The amount available to be withdrawn from
       the Cash Collateral Account (the "Available
       Cash Collateral Amount") as of the end
       of the day on the current Distribution
       Date, after giving effect to all
       withdrawals, deposits and payments to be
       made in respect of the preceding Due
       Period.............................................        $57,500,000.00

   c.  The Available Cash Collateral Amount
       as computed in 7.b. as a percentage of the
       Invested Amount of the Series 1994 - L
       Certificates as of such Due Period.................               11.500%

C. The Pool Factor.

       The Pool Factor (which represents the ratio
       of the Invested Amount on the last day
       of the month ending on the Record Date
       adjusted for Investor Charge-Offs set forth
       in B.5.a. above and for the distributions of
       principal set forth in A.2 above to the Initial
       Invested Amount). The amount of a Certificateholder's
       pro rata share of the Invested Amount can be
       determined by multiplying the original denomination
       of the holder's Certificate by the Pool Factor. . .         100.00000000%

D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period . . . . . . . . . . . .                 $0.00

                                         FCC National Bank,
                                         Servicer

                                         By /s/  James A. Harwood
                                            -------------------------
                                         Title:   Vice President


                                   30 of 84

                                                                     EXHIBIT 28G

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - M
                              September 4, 1998

              ---------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - M Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1.   The total amount of the distribution to
          Class A  Certificateholders on the
          Payment Date per $1,000 interest.................         $4.737

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the  Class A  Certificates,
          per $1,000 interest...............................        $0.000

     3.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          interest on the Class A Certificates,
          per $1,000 Interest...............................        $4.737

                                   31 of 84

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............     $502,914,013.94

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - M Certificates....................      $10,555,413.64

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............       $9,235,986.93

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A
        Certificates, per $1,000 interest...................             $18.472

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................       $4,434,103.38

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the Class A
        Certificates........................................               $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - M  Certificates, if any...............               $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the Series 1995 - M
        Certificates, if any................................               $0.00

     2. Receivables in Trust.

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $15,161,240,483.49

                                   32 of 84

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1995 - M
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date.....................................   $571,428,572.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date.............................   $500,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - M Certificates for the Due
        Period with respect to the current
        Distribution Date.....................................            3.769%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - M
        Certificates for the Due Period with respect
        to the current Distribution Date......................            3.769%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            12.50%

     3. Delinquent Balances.

        The aggregate amount of outstanding balances
        in the Accounts which were 30 or more days
        delinquent as of the end of the Due Period
        for the current Distribution Date.....................   $739,234,041.79

                                   33 of 84

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - M Certificates (the "Investor
        Default Amount")

        1. Investor Default Amount............................     $3,880,663.22

        2. Recoveries.........................................       $350,030.68

        3. Net Default Receivables............................     $3,530,632.54

     b. The Class A Investor Default Amount

        1. Investor Default Amount............................     $3,395,580.32

        2. Recoveries.........................................       $306,276.85

        3. Net Default Receivables............................     $3,089,303.47

     c. The Collateral Investor Default Amount

        1. Investor Default Amount............................       $485,082.90

        2. Recoveries.........................................        $43,753.83

        3. Net Default Receivables............................       $441,329.07

     5. Investor Charge-offs.

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date..................................................             $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the Class A
        Certificates exceeds the Class A Invested
        Amount as of the end of the day on the
        Record Date with respect to the current
        Distribution Date.....................................             $0.00

     c. The amount of the Collateral Charge-
        Offs, if any, for the Due Period with
        respect to the current Distribution
        Date..................................................             $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date..................................................       $357,142.86

                                   34 of 84

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date....................................................     $595,238.09

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn from the Cash
        Collateral Account for the current Distribution
        Date (the "Withdrawal Amount")..........................           $0.00

     b. The amount available to be withdrawn from the
        Cash Collateral Account as of the end of the day
        on the current Distribution Date, after giving
        effect to all withdrawals, deposits and payments
        to be made on such Distribution Date (the
        "Available Cash Collateral Amount" for the next
        Distribution Date)......................................   $5,714,286.00

     c. The amount as computed in 7.b as a percentage
        of the Class A Invested Amount after giving
        effect to all reductions thereof on the
        current Distribution Date...............................          1.143%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the
        current Distribution Date...............................  $71,428,572.00

     b. The Collateral Invested Amount after
        giving effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date....................................................  $71,428,572.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date.......................................  $77,142,858.00

     b. The total Enhancement after giving effect to all
        withdrawals, deposits and payments on the current
        Distribution Date.......................................  $77,142,858.00

                                   35 of 84

C.   The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount). The amount of
        a Class A Certificateholder's pro rata share of
        the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool Factor..........  100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period.............................          $0.00


                                       FCC National Bank,
                                       Servicer


                                       By /s/ James A. Harwood
                                          ------------------------------
                                       Title: Vice President

                                   36 of 84

                                                                     EXHIBIT 28H

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - N
                              September 4, 1998

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - N Supplement dated as of April 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).


     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest..............................  $4.673

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...........................................  $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest.................  $4.673


                                   37 of 84

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $502,914,013.94

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - N Certificates..................      $10,555,413.64

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............       $9,235,986.93

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................             $18.472

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................       $4,466,325.60

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates..............................               $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - N Certificates,
          if any............................................               $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1995 - N
          Certificates, if any..............................               $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,161,240,483.49

                                   38 of 84

     b.   The amount of Principal Receivables in
          the Trust represented by the Series 1995 - N
          Certificates (the "Invested Amount") for
          the Due Period with respect to the current
          Distribution Date.................................     $571,428,572.00

     c.   The amount of Principal Receivables
          in the Trust represented by the Class A
          Certificates (the "Class A Invested Amount")
          for the Due Period with respect to the
          current Distribution Date.........................     $500,000,000.00

     d.   The Invested Percentage with respect to
          Finance Charge Receivables (including
          Interchange) and Defaulted Receivables for
          the Series 1995 - N Certificates for the Due
          Period with respect to the current
          Distribution Date.................................              3.769%

     e.   The Invested Percentage with respect to
          Principal Receivables for the Series 1995 - N
          Certificates for the Due Period with respect
          to the current Distribution Date..................              3.769%

     f.   The Class A Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     g.   The Class A Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              87.50%

     h.   The Collateral Floating Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     i.   The Collateral Principal Percentage for the
          Due Period with respect to the current
          Distribution Date.................................              12.50%

     3.   Delinquent Balances.

          The aggregate amount of outstanding
          balances in the Accounts which were 30
          or more days delinquent as of the end of
          the Due Period for the current Distribution
          Date..............................................     $739,234,041.79

                                   39 of 84

     4.   Investor Default Amount.

     a.   The aggregate amount of all Defaulted
          Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - N
          Certificates (the "Investor Default Amount")

          1. Investor Default Amount........................       $3,880,663.22

          2. Recoveries.....................................         $350,030.68

          3. Net Default Receivables........................       $3,530,632.54

     b.   The Class A Investor Default Amount

          1. Investor Default Amount........................       $3,395,580.32

          2. Recoveries.....................................         $306,276.85

          3. Net Default Receivables........................       $3,089,303.47

     c.   The Collateral Investor Default Amount

          1. Investor Default Amount........................         $485,082.90

          2. Recoveries.....................................          $43,753.83

          3. Net Default Receivables........................         $441,329.07

     5.   Investor Charge-offs.

     a.   The amount of the Class A Investor
          Charge-Offs per $1,000 interest after
          reimbursement of any such Class A
          Investor Charge-Offs for the Due Period
          with respect to the current Distribution
          Date..............................................               $0.00

     b.   The amount attributable to Class A
          Investor Charge-Offs, if any, by which
          the principal balance of the
          Class A Certificates exceeds the
          Class A Invested Amount as of the end
          of the day on the Record Date with
          respect to the current Distribution Date..........               $0.00

     c.   The amount of the Collateral
          Charge-Offs, if any, for the Due Period with
          respect to the current Distribution
          Date..............................................               $0.00

     6.   Monthly Servicing Fee.

     a.   The amount of the Monthly Servicing Fee
          payable by the Trust to the Servicer
          with respect to the current Distribution
          Date..............................................         $357,142.86

                                   40 of 84

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date..............................................         $595,238.09

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount").........................               $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all withdrawals,
          deposits and payments to be made on such
          Distribution Date (the "Available Cash
          Collateral Amount" for the next
          Distribution Date)................................       $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all
          reductions thereof on the current
          Distribution Date.................................              1.143%

     8.   Collateral Invested Amount.

     a.   The Collateral Invested Amount for the
          current Distribution Date.........................      $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals,
          deposits, and payments on the
          current Distribution Date.........................      $71,428,572.00

     9.   Total Enhancement.

     a.   The total Enhancement for the current
          Distribution Date.................................      $77,142,858.00

     b.   The total Enhancement after giving effect
          to all withdrawals, deposits and payments
          on the current Distribution Date..................      $77,142,858.00

                                   41 of 84

C. The Pool Factor.

      The Pool Factor (which represents the ratio
      of the Class A Invested Amount on the last
      day of the month ending on the Record Date
      adjusted for Class A Investor Charge-Offs
      set forth in B.5.a. above and for the
      distributions of principal set forth in A.2
      above to the Class A Initial Invested
      Amount). The amount of a Class A
      Certificateholder's pro rata share of the
      Class A Invested Amount can be determined
      by multiplying the original denomination of
      the holder's Class A Certificate by the
      Pool Factor.............................................     100.00000000%

D. Deficit Controlled Amortization Amount.

   1. The Deficit Controlled Amortization Amount
      for the preceding Due Period............................             $0.00


                                     FCC National Bank,
                                     Servicer

                                     By  /s/  James A. Harwood
                                        ------------------------------------
                                     Title:    Vice President

                                    42 of 84

                                                                     EXHIBIT 28I


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - O
                              September 4, 1998

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - O Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1. The total amount of the distribution to
        Class A Certificateholders on the
        Payment Date per $1,000 interest...............................   $4.729

     2. The amount of the distribution set forth
        in paragraph 1 above in respect of
        principal on the Class A Certificates,
        per $1,000 interest............................................   $0.000

     3. The amount of the distribution set forth in
        paragraph 1 above in respect of interest on
        the Class A Certificates, per $1,000 Interest..................   $4.729

                                   43 of 84

B.   Information Regarding the Performance of the Trust.

     1. Collections of Receivables.

     a. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Investor Certificates of all Series.............     $502,914,013.94

     b. The aggregate amount of Collections of
        Receivables processed for the Due Period
        with respect to the current Distribution
        Date which were allocated in respect of
        the Series 1995 - O Certificates....................      $10,555,413.64

     c. The aggregate amount of Collections of
        Receivables processed for the Due
        Period with respect to the current
        Distribution Date which were allocated
        in respect of the Class A Certificates..............       $9,235,986.93

     d. The amount of Collections of Receivables
        processed for the Due Period with respect
        to the current Distribution Date which were
        allocated in respect of Class A Certificates,
        per $1,000 interest.................................             $18.472

     e. The amount of Excess Spread for the Due
        Period with respect to the current
        Distribution Date...................................       $4,438,131.15

     f. The amount of Reallocated Principal
        Collections for the Due Period with
        respect to the current Distribution Date
        allocated in respect of the Class A
        Certificates........................................               $0.00

     g. The amount of Excess Finance Charge
        Collections allocated in respect of the
        Series 1995 - O Certificates, if any................               $0.00

     h. The amount of Excess Principal Collections
        allocated in respect of the Series 1995 - O
        Certificates, if any................................               $0.00

     2. Receivables in Trust.

     a. Aggregate Principal Receivables for the
        Due Period with respect to the current
        Distribution Date (which reflects the
        Principal Receivables represented by the
        Exchangeable Seller's Certificate and by
        the Investor Certificates of all Series)............  $15,161,240,483.49

                                   44 of 84

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1995 - O
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date......................................  $571,428,572.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date..............................  $500,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1995 - O Certificates for the Due
        Period with respect to the current
        Distribution Date......................................           3.769%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1995 - O
        Certificates for the Due Period with respect
        to the current Distribution Date.......................           3.769%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date......................................           87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date......................................           87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date......................................           12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date......................................           12.50%

    3.  Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date...................................................  $739,234,041.79

                                   45 of 84

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - O
        Certificates (the "Investor Default Amount")

        1. Investor Default Amount.............................    $3,880,663.22

        2. Recoveries..........................................      $350,030.68

        3. Net Default Receivables.............................    $3,530,632.54

     b. The Class A Investor Default Amount

        1. Investor Default Amount.............................    $3,395,580.32

        2. Recoveries..........................................      $306,276.85

        3. Net Default Receivables.............................    $3,089,303.47

     c. The Collateral Investor Default Amount

        1. Investor Default Amount.............................      $485,082.90

        2. Recoveries..........................................       $43,753.83

        3. Net Default Receivables.............................      $441,329.07

     5. Investor Charge-offs.

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date...................................................            $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the Class A
        Certificates exceeds the Class A Invested
        Amount as of the end of the day on the
        Record Date with respect to the current
        Distribution Date......................................            $0.00

     c. The amount of the Collateral Charge-Offs,
        if any, for the Due Period with respect to
        the current Distribution Date..........................            $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date...................................................      $357,142.86

                                   46 of 84

     b. The amount of the Interchange Monthly
        Servicing Fee payable to the Servicer
        with respect to the current Distribution
        Date...................................................      $595,238.09

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn
        from the Cash Collateral Account
        for the current Distribution Date
        (the "Withdrawal Amount")..............................            $0.00

     b. The amount available to be withdrawn from
        the Cash Collateral Account as of the end
        of the day on the current Distribution Date,
        after giving effect to all withdrawals,
        deposits and payments to be made on such
        Distribution Date (the "Available Cash
        Collateral Amount" for the next
        Distribution Date).....................................    $5,714,286.00

     c. The amount as computed in 7.b as a percentage
        of the Class A Invested Amount after giving
        effect to all reductions thereof on the current
        Distribution Date......................................           1.143%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the
        current Distribution Date..............................   $71,428,572.00

     b. The Collateral Invested Amount after giving
        effect to all withdrawals, deposits, and
        payments on the current Distribution
        Date...................................................   $71,428,572.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date......................................   $77,142,858.00

     b. The total Enhancement after giving effect
        to all withdrawals, deposits and payments
        on the current Distribution Date.......................   $77,142,858.00

                                   47 of 84

C.   The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last  day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount). The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool Factor..........  100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period.............................          $0.00


                                       FCC National Bank,
                                       Servicer


                                       By /s/   James A. Harwood
                                          -----------------------------
                                       Title:   Vice President

                                   48 of 84

                                                                     Exhibit 28J


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

--------------------------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1995 - P
                              September 4, 1998

--------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota , National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1995 - P Supplement dated as of June 01, 1995 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Distribution
    (Stated on the Basis of $1,000 Original Principal Amount).

    1. The total amount of the distribution to
       Class A Certificateholders on the
       Payment Date per $1,000 interest.......................            $4.689

    2. The amount of the distribution set forth
       in paragraph 1 above in respect of
       principal on the Class A Certificates,
       per $1,000 interest....................................            $0.000

    3. The amount of the distribution set forth in
       paragraph 1 above in respect of interest on
       the Class A Certificates, per $1,000 Interest..........            $4.689

                                    49 of 84

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $502,914,013.94

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1995 - P Certificates..................      $10,555,413.64

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............       $9,235,986.93

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................             $18.472

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................       $4,458,270.04

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates..............................               $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1995 - P Certificates,
          if any............................................               $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1995 - P
          Certificates, if any..............................               $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,161,240,483.49

                                   50 of 84

b. The amount of Principal Receivables in the
   Trust represented by the Series 1995 - P
   Certificates (the "Invested Amount") for the
   Due Period with respect to the current
   Distribution Date..........................................   $571,428,572.00

c. The amount of Principal Receivables
   in the Trust represented by the Class A
   Certificates (the "Class A Invested Amount")
   for the Due Period with respect to the
   current Distribution Date..................................   $500,000,000.00

d. The Invested Percentage with respect to
   Finance Charge Receivables (including
   Interchange) and Defaulted Receivables for
   the Series 1995 - P Certificates for the Due
   Period with respect to the current
   Distribution Date..........................................            3.769%

e. The Invested Percentage with respect to
   Principal Receivables for the Series 1995 - P
   Certificates for the Due Period with respect
   to the current Distribution Date...........................            3.769%

f. The Class A Floating Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            87.50%

g. The Class A Principal Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            87.50%

h. The Collateral Floating Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            12.50%

i. The Collateral Principal Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            12.50%

3. Delinquent Balances.

   The aggregate amount of outstanding
   balances in the Accounts which were 30
   or more days delinquent as of the end of
   the Due Period for the current Distribution
   Date.......................................................   $739,234,041.79

                                    51 of 84

4.  Investor Default Amount.

a.  The aggregate amount of all Defaulted
    Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1995 - P
    Certificates (the "Investor Default Amount")

    1. Investor Default Amount................................     $3,880,663.22

    2. Recoveries.............................................       $350,030.68

    3. Net Default Receivables................................     $3,530,632.54

b.  The Class A Investor Default Amount

    1. Investor Default Amount................................     $3,395,580.32

    2. Recoveries.............................................       $306,276.85

    3. Net Default Receivables................................     $3,089,303.47

c.  The Collateral Investor Default Amount

    1. Investor Default Amount................................       $485,082.90

    2. Recoveries.............................................        $43,753.83

    3. Net Default Receivables................................       $441,329.07

5.  Investor Charge-offs.

a.  The amount of the Class A Investor
    Charge-Offs per $1,000 interest after
    reimbursement of any such Class A
    Investor Charge-Offs for the Due Period
    with respect to the current Distribution
    Date......................................................             $0.00

b.  The amount attributable to Class A
    Investor Charge-Offs, if any, by which
    the principal balance of the
    Class A Certificates exceeds the
    Class A Invested Amount as of the end
    of the day on the Record Date with
    respect to the current Distribution Date..................             $0.00

c.  The amount of the Collateral Charge-
    Offs, if any, for the Due Period with
    respect to the current Distribution
    Date......................................................             $0.00

6.  Monthly Servicing Fee.

a.  The amount of the Monthly Servicing Fee
    payable by the Trust to the Servicer
    with respect to the current Distribution
    Date......................................................       $357,142.86

                                    52 of 84

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.................................................     $595,238.09

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")............................           $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)......................   $5,714,286.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date........................................          1.143%

     8.   Collateral Invested Amount.

     a.   The Collateral Invested Amount for the
          current Distribution Date............................  $71,428,572.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date.................................................  $71,428,572.00

     9.   Total Enhancement.

     a.   The total Enhancement for the current
          Distribution Date....................................  $77,142,858.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date.................................................  $77,142,858.00

                                   53 of 84

C.   The Pool Factor.

     The Pool Factor (which represents the ratio
     of the Class A Invested Amount on the last day
     of the month ending on the Record Date
     adjusted for Class A Investor Charge-Offs set
     forth in B.5.a. above and for the distributions
     of principal set forth in A.2 above to the
     Class A Initial Invested Amount). The amount
     of a Class A Certificateholder's pro rata share
     of the Class A Invested Amount can be determined
     by multiplying the original denomination of the
     holder's Class A Certificate by the Pool
     Factor.....................................................  100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period..........................          $0.00


                                       FCC National Bank,
                                       Servicer


                                       By  /s/ James A. Harwood
                                           ----------------------
                                       Title:  Vice President

                                    54 of 84

                                                                     EXHIBIT 28K


                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK


-------------------------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - Q
                              September 4, 1998

-------------------------------------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - Q Supplement dated as of September 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest............................    $4.649

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest.........................................    $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest...............    $4.649

                                    55 of 84

     B.   Information Regarding the Performance of the Trust.

          1.   Collections of Receivables.

          a.   The aggregate amount of Collections
               of Receivables processed for the
               Due Period with respect to the
               current Distribution Date which
               were allocated in respect of the
               Investor Certificates of all Series..........     $502,914,013.94

          b.   The aggregate amount of Collections
               of Receivables processed for the
               Due Period with respect to the
               current Distribution Date which
               were allocated in respect of the
               Series 1996 - Q Certificates.................      $18,999,744.55

          c.   The aggregate amount of Collections
               of Receivables processed for the
               Due Period with respect to the
               current Distribution Date which
               were allocated in respect of the
               Class A Certificates.........................      $16,624,776.47

          d.   The amount of Collections of Receivables
               processed for the Due Period with
               respect to the current Distribution
               Date which were allocated in respect
               of Class A Certificates,
               per $1,000 interest..........................             $18.472

          e.   The amount of Excess Spread for the Due
               Period with respect to the current
               Distribution Date............................       $8,061,136.07

          f.   The amount of Reallocated Principal
               Collections for the Due Period with
               respect to the current Distribution
               Date allocated in respect of the
               Class A Certificates.........................               $0.00

          g.   The amount of Excess Finance Charge
               Collections allocated in respect of
               the Series 1996 - Q  Certificates,
               if any.......................................               $0.00

          h.   The amount of Excess Principal
               Collections allocated in respect of
               the Series 1996 - Q Certificates,
               if any.......................................               $0.00

          2.   Receivables in Trust.

          a.   Aggregate Principal Receivables for
               the Due Period with respect to the current
               Distribution Date (which reflects the
               Principal Receivables represented by the
               Exchangeable Seller's Certificate and by
               the Investor Certificates of all Series).....  $15,161,240,483.49

                                   56 of 84

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1996 - Q
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date....................................  $1,028,571,429.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date............................    $900,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - Q Certificates for the Due
        Period with respect to the current
        Distribution Date....................................             6.784%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - Q
        Certificates for the Due Period with respect
        to the current Distribution Date.....................             6.784%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date....................................             12.50%

     3. Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date.................................................    $739,234,041.79

                                   57 of 84

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - Q
        Certificates (the "Investor Default Amount")

        1. Investor Default Amount..............................   $6,985,193.82

        2. Recoveries...........................................     $630,055.21

        3. Net Default Receivables..............................   $6,355,138.61

     b. The  Class A Investor Default Amount

        1. Investor Default Amount..............................   $6,112,044.59

        2. Recoveries...........................................     $551,298.31

        3. Net Default Receivables..............................   $5,560,746.28

     c. The Collateral Investor Default Amount

        1. Investor Default Amount..............................     $873,149.23

        2. Recoveries...........................................      $78,756.90

        3. Net Default Receivables..............................     $794,392.33

     5. Investor Charge-offs.

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date....................................................           $0.00

      b.The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the
        Class A Certificates exceeds the
        Class A Invested Amount as of the end
        of the day on the Record Date with
        respect to the current Distribution Date................           $0.00

     c. The amount of the Collateral Charge-Offs,
        if any, for the Due Period with respect to
        the current Distribution Date...........................           $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date....................................................     $642,857.14

                                   58 of 84

     b.   The amount of the Interchange Monthly
          Servicing Fee payable to the Servicer
          with respect to the current Distribution
          Date.................................................    $1,071,428.57

     7.   Available Cash Collateral Amount.

     a.   The amount, if any, withdrawn
          from the Cash Collateral Account
          for the current Distribution Date
          (the "Withdrawal Amount")............................            $0.00

     b.   The amount available to be withdrawn from
          the Cash Collateral Account as of the
          end of the day on the current Distribution
          Date, after giving effect to all with-
          drawals, deposits and payments to be
          made on such Distribution Date (the
          "Available Cash Collateral Amount"
          for the next Distribution Date)......................   $10,285,714.00

     c.   The amount as computed in 7.b as a
          percentage of the Class A Invested
          Amount after giving effect to all re-
          ductions thereof on the current Dist-
          ribution Date........................................           1.143%

     8.   Collateral Invested Amount.

     a.   The Collateral Invested Amount for the
          current Distribution Date............................  $128,571,429.00

     b.   The Collateral Invested Amount after
          giving effect to all withdrawals, deposits, and
          payments on the current Distribution
          Date.................................................  $128,571,429.00

     9.   Total Enhancement.

     a.   The total Enhancement for the current
          Distribution Date....................................  $138,857,143.00

     b.   The total Enhancement after giving ef-
          fect to all withdrawals, deposits and
          payments on the current Distribution
          Date.................................................  $138,857,143.00

                                    59 of 84

C. The Pool Factor.

     The Pool Factor (which represents the ratio of
     the Class A Invested Amount on the last day of
     the month ending on the Record Date adjusted
     for Class A Investor Charge-Offs set forth in
     B.5.a. above and for the distributions of
     principal set forth in A.2 above to the Class A
     Initial Invested Amount). The amount of a Class
     A Certificateholder's pro rata share of the
     Class A Invested Amount can be determined by
     multiplying the original denomination of the
     holder's Class A Certificate by the Pool
     Factor...................................................     100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount
        for the preceding Due Period..........................             $0.00

                                   FCC National Bank,
                                   Servicer

                                   By /s/  James A. Harwood
                                     --------------------------
                                   Title:  Vice President

                                    60 of 84

                                                                     EXHIBIT 28L

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

-------------------------------------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - R
                              September 4, 1998

-------------------------------------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - R Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest............................    $4.600

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest.........................................    $0.000

     3.   The amount of the distribution set forth in
          paragraph 1 above in respect of interest on
          the Class A Certificates, per $1,000 Interest...............    $4.600

                                   61 of 84

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $502,914,013.94

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996 - R Certificates..................       $8,444,330.93

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............       $7,388,789.55

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................             $18.472

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................       $3,602,060.49

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates..............................               $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996 - R Certificates,
          if any............................................               $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the Series 1996 - R
          Certificates, if any..............................               $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,161,240,483.49

                                   62 of 84

 b. The amount of Principal Receivables in
    the Trust represented by the Series 1996 - R
    Certificates (the "Invested Amount") for
    the Due Period with respect to the current
    Distribution Date.........................................   $457,142,858.00

c.  The amount of Principal Receivables
    in the Trust represented by the Class A
    Certificates (the "Class A Invested Amount")
    for the Due Period with respect to the
    current Distribution Date.................................   $400,000,000.00

d.  The Invested Percentage with respect to
    Finance Charge Receivables (including
    Interchange) and Defaulted Receivables for
    the Series 1996 - R Certificates for the Due
    Period with respect to the current
    Distribution Date.........................................            3.015%

e.  The Invested Percentage with respect to
    Principal Receivables for the Series 1996 - R
    Certificates for the Due Period with respect
    to the current Distribution Date..........................            3.015%

f.  The Class A Floating Percentage for the
    Due Period with respect to the current
    Distribution Date.........................................            87.50%

g.  The Class A Principal Percentage for the
    Due Period with respect to the current
    Distribution Date.........................................            87.50%

h.  The Collateral Floating Percentage for the
    Due Period with respect to the current
    Distribution Date.........................................            12.50%

i.  The Collateral Principal Percentage for the
    Due Period with respect to the current
    Distribution Date.........................................            12.50%

3.  Delinquent Balances.

    The aggregate amount of outstanding
    balances in the Accounts which were 30
    or more days delinquent as of the end of
    the Due Period for the current Distribution
    Date......................................................   $739,234,041.79

                                   63 of 84



4.   Investor Default Amount.

a.   The aggregate amount of all Defaulted
     Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - R
     Certificates (the "Investor Default Amount")

     1.   Investor Default Amount.............................     $3,104,530.59

     2.   Recoveries..........................................       $280,024.54

     3.   Net Default Receivables.............................     $2,824,506.05

b.   The  Class A Investor Default Amount

     1.   Investor Default Amount.............................     $2,716,464.26

     2.   Recoveries..........................................       $245,021.47

     3.   Net Default Receivables.............................     $2,471,442.79

c.   The Collateral Investor Default Amount

     1.   Investor Default Amount.............................       $388,066.33

     2.   Recoveries..........................................        $35,003.07

     3.   Net Default Receivables.............................       $353,063.26

5.   Investor Charge-offs.

a.   The amount of the Class A Investor
     Charge-Offs per $1,000 interest after
     reimbursement of any such Class A
     Investor Charge-Offs for the Due Period
     with respect to the current Distribution
     Date.....................................................             $0.00

b.   The amount attributable to Class A
     Investor Charge-Offs, if any, by which
     the principal balance of the
     Class A Certificates exceeds the
     Class A Invested Amount as of the end
     of the day on the Record Date with
     respect to the current Distribution Date.................             $0.00

c.   The amount of the Collateral Charge-Offs,
     if any, for the Due Period with
     respect to the current Distribution
     Date.....................................................             $0.00

6.   Monthly Servicing Fee.

a.   The amount of the Monthly Servicing Fee
     payable by the Trust to the Servicer
     with respect to the current Distribution
     Date.....................................................       $285,714.29

                                   64 of 84


b.   The amount of the Interchange Monthly
     Servicing Fee payable to the Servicer
     with respect to the current Distribution
     Date.......................................................     $476,190.48

7.   Available Cash Collateral Amount.

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount")..................................           $0.00

b.   The amount available to be withdrawn from
     the Cash Collateral Account as of the
     end of the day on the current Distribution
     Date, after giving effect to all withdrawals,
     deposits and payments to be made on such
     Distribution Date (the "Available Cash
     Collateral Amount" for the next
     Distribution Date).........................................   $4,571,429.00

c.   The amount as computed in 7.b as a
     percentage of the Class A Invested
     Amount after giving effect to all reductions
     thereof on the current Distribution Date...................          1.143%

8.   Collateral Invested Amount.

a.   The Collateral Invested Amount for the
     current Distribution Date..................................  $57,142,858.00

b.   The Collateral Invested Amount after
     giving effect to all withdrawals, deposits, and
     payments on the current Distribution
     Date.......................................................  $57,142,858.00

9.   Total Enhancement.

a.   The total Enhancement for the current
     Distribution Date..........................................  $61,714,287.00

b.   The total Enhancement after giving effect
     to all withdrawals, deposits and
     payments on the current Distribution
     Date.......................................................  $61,714,287.00

                                   65 of 84


C.   The Pool Factor.

          The Pool Factor (which represents the ratio
          of the Class A Invested Amount on the last day
          of the month ending on the Record Date
          adjusted for Class A Investor Charge-Offs set
          forth in B.5.a. above and for the distributions
          of principal set forth in A.2 above to the
          Class A Initial Invested Amount). The amount
          of a Class A Certificateholder's pro rata share
          of the Class A Invested Amount can be determined
          by multiplying the original denomination of the
          holder's Class A Certificate by the Pool
          Factor.................................................. 100.00000000%

D.   Deficit Controlled Amortization Amount.

     1.   The Deficit Controlled Amortization Amount
          for the preceding Due Period............................         $0.00


                              FCC National Bank,
                              Servicer

                              By /s/ James A. Harwood
                                 ----------------------
                              Title: Vice President

                                66 of 84 pages

                                                                     EXHIBIT 28M
                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1996 - S
                              September 4, 1998

              ---------------------------------------------------

     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1996 - S Supplement dated as of November 01, 1996 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest..................             $4.645

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest...............................             $0.000

     3.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          interest on the Class A Certificates,
          per $1,000 Interest...............................             $4.645

                                   67 of 84

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $502,914,013.94

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1996 - S Certificates..................      $14,777,579.07

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............      $12,930,381.67

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................             $18.472

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................       $6,272,591.93

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution Date
          allocated in respect of the
          Class A Certificates..............................               $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1996 - S Certificates,
          if any............................................               $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of the
          Series 1996 - S Certificates,
          if any............................................               $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,161,240,483.49

                                   68 of 84

     b. The amount of Principal Receivables in
        the Trust represented by the Series 1996 - S
        Certificates (the "Invested Amount") for
        the Due Period with respect to the current
        Distribution Date.....................................   $800,000,000.00

     c. The amount of Principal Receivables
        in the Trust represented by the Class A
        Certificates (the "Class A Invested Amount")
        for the Due Period with respect to the
        current Distribution Date.............................   $700,000,000.00

     d. The Invested Percentage with respect to
        Finance Charge Receivables (including
        Interchange) and Defaulted Receivables for
        the Series 1996 - S Certificates for the Due
        Period with respect to the current
        Distribution Date.....................................            5.277%

     e. The Invested Percentage with respect to
        Principal Receivables for the Series 1996 - S
        Certificates for the Due Period with respect
        to the current Distribution Date......................            5.277%

     f. The Class A Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            87.50%

     g. The Class A Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            87.50%

     h. The Collateral Floating Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            12.50%

     i. The Collateral Principal Percentage for the
        Due Period with respect to the current
        Distribution Date.....................................            12.50%

     3. Delinquent Balances.

        The aggregate amount of outstanding
        balances in the Accounts which were 30
        or more days delinquent as of the end of
        the Due Period for the current Distribution
        Date..................................................   $739,234,041.79

                                   69 of 84

     4. Investor Default Amount.

     a. The aggregate amount of all Defaulted
        Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1996 - S Certificates (the "Investor
        Default Amount")

        1. Investor Default Amount..............................   $5,432,928.52

        2. Recoveries...........................................     $490,042.94

        3. Net Default Receivables..............................   $4,942,885.58

     b. The Class A Investor Default Amount

        1. Investor Default Amount..............................   $4,753,812.45

        2. Recoveries...........................................     $428,787.57

        3. Net Default Receivables..............................   $4,325,024.88

     c. The Collateral Investor Default Amount

        1. Investor Default Amount..............................     $679,116.07

        2. Recoveries...........................................      $61,255.37

        3. Net Default Receivables..............................     $617,860.70

     5. Investor Charge-offs.

     a. The amount of the Class A Investor
        Charge-Offs per $1,000 interest after
        reimbursement of any such Class A
        Investor Charge-Offs for the Due Period
        with respect to the current Distribution
        Date....................................................           $0.00

     b. The amount attributable to Class A
        Investor Charge-Offs, if any, by which
        the principal balance of the Class A
        Certificates exceeds the Class A Invested
        Amount as of the end of the day on the
        Record Date with respect to the current
        Distribution Date.......................................           $0.00

     c. The amount of the Collateral Charge-Offs,
        if any, for the Due Period with respect
        to the current Distribution Date........................           $0.00

     6. Monthly Servicing Fee.

     a. The amount of the Monthly Servicing Fee
        payable by the Trust to the Servicer
        with respect to the current Distribution
        Date....................................................     $500,000.00

                                   70 of 84

     b. The amount of the Interchange Monthly Servicing
        Fee payable to the Servicer with respect to the
        current Distribution Date..............................      $833,333.34

     7. Available Cash Collateral Amount.

     a. The amount, if any, withdrawn from the Cash
        Collateral Account for the current Distribution
        Date (the "Withdrawal Amount").........................            $0.00

     b. The amount available to be withdrawn from the
        Cash Collateral Account as of the end of the
        day on the current Distribution Date, after
        giving effect to all withdrawals, deposits and
        payments to be made on such Distribution Date
        (the "Available Cash Collateral Amount" for the
        next Distribution Date)................................    $8,000,000.00

     c. The amount as computed in 7.b as a percentage of
        the Class A Invested Amount after giving effect
        to all reductions thereof on the current
        Distribution Date......................................           1.143%

     8. Collateral Invested Amount.

     a. The Collateral Invested Amount for the current
        Distribution Date......................................  $100,000,000.00

     b. The Collateral Invested Amount after giving
        effect to all withdrawals, deposits, and payments
        on the current Distribution Date.......................  $100,000,000.00

     9. Total Enhancement.

     a. The total Enhancement for the current
        Distribution Date......................................  $108,000,000.00

     b. The total Enhancement after giving effect to all
        withdrawals, deposits and payments on the current
        Distribution Date......................................  $108,000,000.00

                                   71 of 84

C.   The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Invested Amount on the last day
        of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A  Initial Invested Amount). The amount
        of a Class A Certificateholder's pro rata share
        of the Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool Factor..........  100.00000000%

D.   Deficit Controlled Amortization Amount.

     1. The Deficit Controlled Amortization Amount for
        the preceding Due Period.................................          $0.00


                                       FCC National Bank,
                                       Servicer


                                       By /s/ James A. Harwood
                                          --------------------------------
                                       Title: Vice President

                                   72 of 84

                                                                     EXHIBIT 28N

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT

                               FCC NATIONAL BANK

              ---------------------------------------------------

                        FIRST CHICAGO MASTER TRUST II
                               Series 1997 - T
                              September 4, 1998

              ---------------------------------------------------


     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National
Association, as Trustee, (the "Trustee"), as amended and supplemented by the Series 1997 - T Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1.   The total amount of the distribution to
          Class A Certificateholders on the
          Payment Date per $1,000 interest......................     $4.600

     2.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          principal on the Class A Certificates,
          per $1,000 interest....................................    $0.000

     3.   The amount of the distribution set forth
          in paragraph 1 above in respect of
          interest on the Class A Certificates,
          per $1,000 interest...................................     $4.600

                                   73 of 84

B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series...........     $502,914,013.94

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997 - T Certificates..................      $12,666,496.35

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates............      $11,083,184.31

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest.................             $18.472

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date.................................       $5,403,090.70

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates..............................               $0.00

     g.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1997 - T Certificates, if any..............               $0.00

     h.   The amount of Excess Principal Collections
          allocated in respect of
          the Series 1997 - T Certificates, if any..........               $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)..........  $15,161,240,483.49

                                   74 of 84

b. The amount of Principal Receivables in
   the Trust represented by the Series 1997 - T
   Certificates (the "Adjusted Invested Amount") for
   the Due Period with respect to the current
   Distribution Date.........................................    $685,714,286.00

c. The amount of Principal Receivables
   in the Trust represented by the Class A
   Certificates (the "Class A Adjusted Invested Amount")
   for the Due Period with respect to the
   current Distribution Date.................................    $600,000,000.00

d. The Invested Amount for the Due Period
   with respect to the current Distribution Date.............    $685,714,286.00

e. The Class A Invested Amount for the Due
   Period with respect to the current
   Distribution Date.........................................    $600,000,000.00

f. The Invested Percentage with respect to
   Finance Charge Receivables (including
   Interchange) and Defaulted Receivables for
   the Series 1997 - T Certificates for the Due
   Period with respect to the current
   Distribution Date.........................................             4.523%

g. The Invested Percentage with respect to
   Principal Receivables for the Series 1997 - T
   Certificates for the Due Period with respect
   to the current Distribution Date..........................             4.523%

i. The Class A Floating Percentage for the
   Due Period with respect to the current
   Distribution Date.........................................             87.50%

h. The Class A Principal Percentage for the
   Due Period with respect to the current
   Distribution Date.........................................             87.50%

j. The Collateral Floating Percentage for the
   Due Period with respect to the current
   Distribution Date.........................................             12.50%

k. The Collateral Principal Percentage for the
   Due Period with respect to the current
   Distribution Date.........................................             12.50%

3. Delinquent Balances.

   The aggregate amount of outstanding
   balances in the Accounts which were 30
   or more days delinquent as of the end of
   the Due Period for the current Distribution
   Date......................................................    $739,234,041.79

                                    75 of 84



4.   Investor Default Amount.

a.   The aggregate amount of all Defaulted
     Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - T
     Certificates (the "Investor Default Amount").

     1.   Investor Default Amount................................. $4,656,795.87

     2.   Recoveries..............................................   $420,036.80

     3.   Net Default Receivables................................. $4,236,759.07

b.   The Class A Investor Default Amount

     1.   Investor Default Amount................................. $4,074,696.39

     2.   Recoveries..............................................   $367,532.20

     3.   Net Default Receivables................................. $3,707,164.19

c.   The Collateral Investor Default Amount

     1.  Investor Default Amount..................................   $582,099.48

     2.  Recoveries...............................................    $52,504.60

     3.  Net Default Receivables..................................   $529,594.88

5.   Investor Charge-offs.

a.   The amount of the Class A Investor
     Charge-Offs per $1,000 interest after
     reimbursement of any such Class A
     Investor Charge-Offs for the Due Period
     with respect to the current Distribution
     Date.........................................................         $0.00

b.   The amount attributable to Class A Investor
     Charge-Offs, if any, by which the principal balance of the
     Class A Certificates exceeds the
     Class A Adjusted Invested Amount as of the end
     of the day on the Record Date with
     respect to the current Distribution
     Date.........................................................         $0.00

c.   The amount of the Collateral Charge-
     Offs, if any, for the Due Period with
     respect to the current Distribution
     Date.........................................................         $0.00

6.   Monthly Servicing Fee.

a.   The amount of the Monthly Servicing Fee
     payable by the Trust to the Servicer
     with respect to the current Distribution
     Date.........................................................   $428,571.43


                                   76 of 84


b.   The amount of the Interchange Monthly
     Servicing Fee payable to the Servicer
     with respect to the current Distribution
     Date.......................................................     $714,285.71

7.   Available Cash Collateral Amount.

a.   The amount, if any, withdrawn
     from the Cash Collateral Account
     for the current Distribution Date
     (the "Withdrawal Amount")..................................           $0.00

b.   The amount available to be withdrawn from
     the Cash Collateral Account as of the
     end of the day on the current Distribution
     Date, after giving effect to all withdrawals,
     deposits and payments to be made on such
     Distribution Date (the "Available Cash
     Collateral Amount" for the next Distribution
     Date)......................................................   $6,857,143.00

c.   The amount as computed in 7.b as a
     percentage of the Class A Adjusted Invested
     Amount after giving effect to all reductions
     thereof on the current Distribution Date...................          1.143%

8.   Collateral Invested Amount.

a.   The Collateral Invested Amount for the
     current Distribution Date..................................  $85,714,286.00

b.   The Collateral Invested Amount after
     giving effect to all withdrawals,
     deposits, and payments on the current
     Distribution Date..........................................  $85,714,286.00

9.   Total Enhancement.

a.   The total Enhancement for the current
     Distribution Date..........................................  $92,571,429.00

b.   The total Enhancement after giving effect
     to all withdrawals, deposits and payments
     on the current Distribution Date...........................  $92,571,429.00



                                   77 of 84


C.   The Pool Factor.

        The Pool Factor (which represents the ratio
        of the Class A Adjusted Invested Amount on the last
        day of the month ending on the Record Date
        adjusted for Class A Investor Charge-Offs set
        forth in B.5.a. above and for the distributions
        of principal set forth in A.2 above to the
        Class A Initial Invested Amount). The amount
        of a Class A Certificateholder's pro rata share
        of the  Class A Invested Amount can be determined
        by multiplying the original denomination of the
        holder's Class A Certificate by the Pool
        Factor.................................................... 100.00000000%

D.   Principal Funding Account.

     1.   The Principal Funding Investment Proceeds
          deposited in the Collection Account for the
          current Distribution Date to be treated as
          Class A Available Funds.................................         $0.00

     2.   The Excess Principal Funding Investment
          Proceeds for the current Distribution Date..............         $0.00

     3.   The Principal Funding Account Balance as of
          the end of day on the current Distribution
          Date....................................................         $0.00

     4.   The Deficit Controlled Accumulation Amount
          for the preceding Due Period............................         $0.00

E.   Reserve Account.

     1.  The Reserve Draw Amount for the current
         Distribution Date........................................         $0.00

     2.  The amount on deposit in the Reserve Account
         as of the end of the day on the current
         Distribution Date (the "Available Reserve
         Account Amount" for the next Distribution Date)..........         $0.00

                                FCC National Bank,
                                Servicer

                                By /s/ James A. Harwood
                                   --------------------
                                Title:  Vice President

                                   78 of 84

                                                                    Exhibit 280

                  CERTIFICATEHOLDERS' PAYMENT DATE STATEMENT
                               FCC NATIONAL BANK

--------------------------------------------------------------------------------
                        FIRST CHICAGO MASTER TRUST II
                               Series 1997 - U
                              September 4, 1998
--------------------------------------------------------------------------------
     Under the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") dated as of June 1, 1990 by and between FCC National Bank, as Seller and Servicer ("FCCNB"), and Norwest Bank Minnesota, National Association, as Trustee (the "Trustee"), as amended and supplemented by the Series 1997 - U Supplement dated as of October 01, 1997 by and between FCCNB and the Trustee, FCCNB, as Servicer, is required to prepare certain information for each Payment Date regarding current distributions to Class A Certificateholders and the performance of the First Chicago Master Trust II (the "Trust") during the previous period. The information which is required to be prepared with respect to the distribution on the September 15, 1998 Payment Date and with respect to the performance of the Trust during the Due Period for such Payment Date is set forth below. Certain of the information is presented on the aggregate amounts for the Trust as a whole. All capitalized terms used herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.


A.   Information Regarding the Current Distribution
     (Stated on the Basis of $1,000 Original Principal Amount).

     1.  The total amount of the distribution to
         Class A Certificateholders on the
         Payment Date per $1,000 interest.............................    $4.636

     2.  The amount of the distribution set forth
         in paragraph 1 above in respect of
         principal on the Class A Certificates,
         per $1,000 interest..........................................    $0.000

     3.  The amount of the distribution set forth in
         paragraph 1 above in respect of interest on
         the Class A Certificates,
         per $1,000 interest..........................................    $4.636

                                   79 of 84


B.   Information Regarding the Performance of the Trust.

     1.   Collections of Receivables.

     a.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Investor Certificates of all Series............    $502,914,013.94

     b.   The aggregate amount of Collections of
          Receivables processed for the Due Period
          with respect to the current Distribution
          Date which were allocated in respect of
          the Series 1997 - U Certificates...................      $8,444,330.93

     c.   The aggregate amount of Collections of
          Receivables processed for the Due
          Period with respect to the current
          Distribution Date which were allocated
          in respect of the Class A Certificates.............      $7,388,789.55

     d.   The amount of Collections of Receivables
          processed for the Due Period with respect
          to the current Distribution Date which were
          allocated in respect of Class A
          Certificates, per $1,000 interest..................            $18.472

     e.   The amount of Excess Spread for the Due
          Period with respect to the current
          Distribution Date..................................      $3,587,560.49

     f.   The amount of Reallocated Principal
          Collections for the Due Period with
          respect to the current Distribution
          Date allocated in respect of the
          Class A Certificates...............................              $0.00

     g.   The amount of Excess Principal Collections
          allocated in respect of the Series 1997 - U
          Certificates, if any...............................              $0.00

     h.   The amount of Excess Finance Charge
          Collections allocated in respect of the
          Series 1997 - U Certificates,
          if any.............................................              $0.00

     2.   Receivables in Trust.

     a.   Aggregate Principal Receivables for the
          Due Period with respect to the current
          Distribution Date (which reflects the
          Principal Receivables represented by the
          Exchangeable Seller's Certificate and by
          the Investor Certificates of all Series)........... $15,161,240,483.49


                                   80 of 84

b. The amount of Principal Receivables in
   the Trust represented by the Series 1997 - U
   Certificates (the "Adjusted Invested Amount") for
   the Due Period with respect to the current
   Distribution Date..........................................   $457,142,858.00

c. The amount of Principal Receivables
   in the Trust represented by the Class A
   Certificates (the "Class A Adjusted Invested Amount")
   for the Due Period with respect to the
   current Distribution Date..................................   $400,000,000.00

d. The Invested Amount for the Due Period
   with respect to the current Distribution Date..............   $457,142,858.00

e. The Class A Invested Amount for the Due
   Period with respect to the current
   Distribution Date..........................................   $400,000,000.00

f. The Invested Percentage with respect to
   Finance Charge Receivables (including
   Interchange) and Defaulted Receivables for
   the Series 1997 - U Certificates for the Due
   Period with respect to the current
   Distribution Date..........................................            3.015%

g. The Invested Percentage with respect to
   Principal Receivables for the Series 1997 - U
   Certificates for the Due Period with respect
   to the current Distribution Date...........................            3.015%

h. The Class A Floating Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            87.50%

i. The Class A Principal Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            87.50%

j. The Collateral Floating Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            12.50%

k. The Collateral Principal Percentage for the
   Due Period with respect to the current
   Distribution Date..........................................            12.50%

3. Delinquent Balances.

   The aggregate amount of outstanding
   balances in the Accounts which were 30
   or more days delinquent as of the end of
   the Due Period for the current Distribution
   Date.......................................................    739,234,041.79

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4. Investor Default Amount.

a. The aggregate amount of all Defaulted Receivables written off as uncollectible during the Due Period with respect to the current Distribution Date allocable to the Series 1997 - U
   Certificates (the "Investor Default Amount")

   1. Investor Default Amount..................................    $3,104,530.59
   2. Recoveries...............................................      $280,024.54
   3. Net Default Receivables..................................    $2,824,506.05

b. The Class A Investor Default Amount

   1. Investor Default Amount..................................    $2,716,464.26
   2. Recoveries...............................................      $245,021.47
   3. Net Default Receivables..................................    $2,471,442.79

c. The Collateral Investor Default Amount

   1. Investor Default Amount..................................      $388,066.33
   2. Recoveries...............................................       $35,003.07
   3. Net Default Receivables..................................      $353,063.26

5. Investor Charge-offs.

a. The amount of the Class A Investor
   Charge-Offs per $1,000 interest
   after reimbursement of any such
   Class A Investor Charge-Offs for the
   Due Period with respect to the
   current Distribution Date....................................           $0.00

b. The amount attributable to Class A Investor
   Charge-Offs, if any, by which the principal balance of the
   Class A Certificates exceeds the
   Class A Adjusted Invested Amount as of the end
   of the day on the Record Date with
   respect to the current Distribution
   Date.........................................................           $0.00

c. The amount of the Collateral Charge-
   Offs, if any, for the Due Period with
   respect to the current Distribution
   Date.........................................................           $0.00

6. Monthly Servicing Fee.

a. The amount of the Monthly Servicing Fee
   payable by the Trust to the Servicer
   with respect to the current Distribution
   Date.........................................................     $285,714.29

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b. The amount of the Interchange Monthly
   Servicing Fee payable to the Servicer
   with respect to the current Distribution
   Date.......................................................       $476,190.48

7. Available Cash Collateral Amount.

a. The amount, if any, withdrawn
   from the Cash Collateral Account
   for the current Distribution Date
   (the "Withdrawal Amount")..................................             $0.00

b. The amount available to be withdrawn from
   the Cash Collateral Account as of the
   end of the day on the current Distribution
   Date, after giving effect to all
   withdrawals, deposits and payments to be
   made on such Distribution Date (the
   "Available Cash Collateral Amount"
   for the next Distribution Date)............................     $4,571,429.00

c. The amount as computed in 7.b as a
   percentage of the Class A Adjusted Invested
   Amount after giving effect to all reductions
   thereof on the current Distribution Date...................            1.143%

8. Collateral Invested Amount.

a. The Collateral Invested Amount for the
   current Distribution Date..................................    $57,142,858.00

b. The Collateral Invested Amount after
   giving effect to all withdrawals,
   deposits, and payments on the current
   Distribution Date..........................................    $57,142,858.00

9. Total Enhancement.

a. The total Enhancement for the current
   Distribution Date..........................................    $61,714,287.00

b. The total Enhancement after giving effect
   to all withdrawals, deposits and
   payments on the current Distribution
   Date.......................................................    $61,714,287.00

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C. The Pool Factor.

       The Pool Factor (which represents the ratio
       of the Class A Adjusted Invested Amount on
       the last day of the month ending on the
       Record Date adjusted for Class A Investor
       Charge-Offs set forth in B.5.a. above and
       for the distributions of principal set
       forth in A.2 above to the Class A Initial
       Invested Amount). The amount of a Class A
       Certificateholder's pro rata share of the
       Class A Invested Amount can be determined
       by multiplying the original denomination of
       the holder's Class A Certificate by the
       Pool Factor............................................     100.00000000%

D. Principal Funding Account.

   1.  The Principal Funding Investment Proceeds
       deposited in the Collection Account for the
       current Distribution Date to be treated as
       Class A Available Funds................................             $0.00

   2.  The Excess Principal Funding Investment
       Proceeds for the current Distribution Date.............             $0.00

   3.  The Principal Funding Account Balance as of
       the end of day on the current Distribution
       Date...................................................             $0.00

   4.  The Deficit Controlled Accumulation Amount
       for the preceding Due Period...........................             $0.00

E. Reserve Account.

   1.  The Reserve Draw Amount for the current
       Distribution Date......................................             $0.00

   2.  The amount on deposit in the Reserve Account
       as of the end of the day on the current
       Distribution Date (the "Available Reserve
       Account Amount" for the next Distribution Date)........             $0.00

                           FCC National Bank,
                           Servicer


                           By /s/  James A. Harwood
                              --------------------------------
                              Title:     Vice President


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